UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 23, 2012

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on May 23, 2012.  At the annual meeting, there were 76,981,484 shares of the Registrant’s common stock entitled to vote, and a quorum was represented at the annual meeting in person and by proxy.  The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1.             Proposal to elect six members of the Registrant’s Board of Directors.

Director	For	Against	Abstain
Scott Jarus	33,958,795	--	2,298,911
Eduard Albert Jaeger	34,277,295	--	1,980,411
R.D. Pete Bloomer	33,902,723	--	2,354,983
Vane Clayton	33,942,208	--	2,315,498
Scott Alderton	33,973,795	--	2,283,911
David Jacobs	33,902,723	--	2,354,983

2.             Proposal to ratify the appointment of EFP Rotenberg, LLP as the Registrant’s independent accountants for the year ending December 31, 2012.

For	Against	Abstain
41,086,059	624,928	29,797

Item 8.01.              Other Events.

On May 29, 2012, the Registrant filed a press release announcing the results of the annual meeting.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Announces Annual Stockholder Meeting Results.”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: May 29, 2012	By:	/s/ Thomas Kreig
Thomas Kreig,
Senior Vice President of Finance

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